Exhibit 99.33

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   March 1998

                   Home Equity Loan Pass-Through Certificates

                                 Series 1997-HE4

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     (1)  Aggregate Monthly Payments Due:                   $    1,717,097.42

     (2)  Aggregate  Monthly  Payments  received and Monthly  Advances made this
          Month:

          (a) Principal                                     $      242,344.78
          (b) Interest                                      $    1,442,076.61
          (c) Total                                         $    1,684,421.39

     (3) Aggregate Principal Prepayments in part received on Self- Amortizing Mortgage Loans and applied in the applicable Prepayment Period:

          (a) Principal                                     $       41,079.41
          (c) Total                                         $       41,079.41

     (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:

          (a) Principal                                     $    1,266,442.46
          (b) Interest                                      $       11,377.94
          (c) Total                                         $    1,277,820.40

     (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

          (a) Principal                                     $            0.00
          (b) Interest                                      $            0.00
          (c) Total                                         $            0.00

     (6)  Aggregate Liquidation Proceeds for prior month:

          (a) Principal                                     $            0.00
          (b) Interest                                      $            0.00
          (c) Total                                         $            0.00

     (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:

          (a) Principal                                     $            0.00
          (b) Interest                                      $            0.00
          (c) Total                                         $            0.00
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     (8)  Aggregate  Purchase  Prices  for (and  substitution  adjustments)  for
          Defective Mortgage Loans:

          (a) Principal                                     $            0.00
          (b) Interest                                      $            0.00
          (c) Total                                         $            0.00

     (9)  Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02:

          (a) Principal                                     $            0.00
          (b) Interest                                      $            0.00
          (c) Total                                         $            0.00

     (10) Pool Principal Balance:                           $  183,867,499.02

     (11) Available Funds:                                  $    2,924,508.95

     (12) Realized Losses for prior month:                  $            0.00

     (13) Aggregate Realized Losses:                        $            0.00
          (a) Deficient Valuations                          $            0.00
          (b) Special Hazard Losses                         $            0.00
          (c) Fraud Losses                                  $            0.00
          (d) Excess Bankruptcy Losses                      $            0.00
          (e) Excess Special Hazard Losses                  $            0.00
          (f) Excess Fraud Losses                           $            0.00

     (14) Compensating Interest Payment:                    $        1,953.74

     (15) Net Simple Interest Shortfall:                    $           (0.00)

     (16) Net Simple Interest Excess:                       $            0.00

     (17) Simple Interest Shortfall Payment:                $           (0.00)

     (18) Unpaid Net Simple Interest Shortfall:

Class A1             36157NFF6                   $         0.00
Class A2             36157NFG4                   $         0.00
Class A3             36157NFH2                   $         0.00
Class A4             36157NFJ8                   $         0.00
Class A5             36157NFK5                   $         0.00
Class A6             36157NFL3                   $         0.00
Class A7             36157NFM1                   $         0.00
Class S              36197HE4                    $         0.00
Class M              36157NFQ2                   $         0.00
Class B1             36157NFR0                   $         0.00
Class B2             36157NFS8                   $         0.00
Class B3             36157NFT6                   $         0.00
Class B4             36157NFU3                   $         0.00
Class B5             36157NFV1                   $         0.00
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     (19) Class Certificate Interest Rate:

Class M              36157NFQ2                 7.135%
Class B1             36157NFR0                 7.330%
Class B2             36157NFS8                 7.675%
Class B3             36157NFT6                 8.972%
Class B4             36157NFU3                 8.972%
Class B5             36157NFV1                 8.972%
Class S              36197HE4                  2.10%

     (20) Accrued Certificate Interest and Pay-out Rate:

Class A1           36157NFF6       $      311,009.03        6.825%
Class A2           36157NFG4       $      109,416.67        6.565%
Class A3           36157NFH2       $      164,750.00        6.590%
Class A4           36157NFJ8       $       56,375.00        6.765%
Class A5           36157NFK5       $       75,933.33        6.800%
Class A6           36157NFL3       $      139,880.73        7.170%
Class A7           36157NFM1       $       95,766.09        6.735%
Class S            36197HE4        $      321,862.77        2.10%
Class M            36157NFQ2       $       27,583.86        7.135%
Class B1           36157NFR0       $       25,506.40        7.330%
Class B2           36157NFS8       $       11,871.15        7.675%
Class B3           36157NFT6       $       13,876.52        8.972%
Class B4           36157NFU3       $       10,403.66        8.972%
Class B5           36157NFV1       $       10,407.10        8.972%
                            Total  $    1,374,642.30

     (21) Principal distributable:

Class A1           36157NFF6       $    1,592,686.67
Class A2           36157NFG4       $            0.00
Class A3           36157NFH2       $            0.00
Class A4           36157NFJ8       $            0.00
Class A5           36157NFK5       $            0.00
Class A6           36157NFL3       $            0.00
Class A7           36157NFM1       $            0.00
Class M            36157NFQ2       $        6,114.64
Class B1           36157NFR0       $        5,503.70
Class B2           36157NFS8       $        2,446.38
Class B3           36157NFT6       $        2,446.38
Class B4           36157NFU3       $        1,834.13
Class B5           36157NFV1       $        1,834.74
Class R1           36157NFN9       $            0.00
Class R2           36157NFP4       $            0.00
                            Total  $    1,549,866.65

     (22) Additional  distributions  to the  Class R1  Certificate  pursuant  to
          Section 2.05 (d) :                                     $         0.00

     (23) Additional  distributions  to the  Class R2  Certificate  pursuant  to
          Section 4.01 (b) :                                     $         0.00
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B.   Other Amounts:

     1)   Senior Percentage for such Distribution Date:               91.673030%

     2)   Senior Prepayment Percentage for such Distribution Date:   100.000000%

     3)   Junior Percentage for such Distribution Date:                8.326970%

     4)   Junior Prepayment Percentage for such Distribution Date:     0.000000%

     5)   Subordinate  Certfificate Writedown Amount for such
          Distribution Date:                                           0.000000%

     6)   Prepayment Distribution Triggers satisfied:
                                     Yes        No
                                     ---        --
                     Class B1         X
                     Class B2         X
                     Class B3         X
                     Class B4         X
                     Class B5         X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                        GE CAPITAL MORTGAGE SERVICES, INC.


                                        By:    /s/ Karen Pickett
                                        ----------------------------------------
                                        Name:     Karen Pickett
                                        Title:    Vice President,
                                                  Investor Operations